UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road	08550
Princeton Junction, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year.
On July 20, 2016, the Board of Directors of Mistras Group, Inc. (the “Company”) adopted amendments to the Company’s Bylaws in the form of amended and restated Bylaws. The amended Bylaws were effective upon their adoption by the Board. The amendments to the Bylaws are as follows.

1.
Section 2(B)(4) was amended to provide that a special meeting requested by stockholders shall be held no more than 60 days after the record date of the meeting, to be consistent with Section 213 of the Delaware General Corporation Law (“DGCL”). The Bylaw previously provided for a 90 day period.

2.
Section 2.8 was amended to clarify and expand the authority of the chairman of a stockholders meeting to (i) recess or adjourn the meeting; (ii) ensure the safety of the meeting; (iii) limit participation or attendance at the meeting to stockholders or duly authorized proxies; (iv) make determinations that may be appropriate to the conduct of the meeting, and (v) determine and declare that a matter or business was not properly brought before the meeting and that any such matter or business shall not be transacted or considered. Section 2.8 was also amended to provide that meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

3.
Section 2.9 was amended to clarify that the votes required for particular matters are also governed by the rules of the stock exchange or other regulations applicable to the Company, and that voting need not be by written ballot.

4.
Section 3.13 was amended to provide that any director may be removed from the Board with or without cause by stockholders, to be consistent with Section 141(k) of the DGCL. Previously, Section 3.13 permitted stockholders to remove a director only for cause.

5.	The last sentence of Section 9.5 was amended by adding the phrase “to the fullest extent permitted by applicable law” to the end of the sentence.

6.
Section 10.5 has been added. Section 10.5 provides that the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (C) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (D) any action asserting a claim governed by the internal affairs doctrine.

7.	The amended Bylaws contain other minor changes or corrections.

Attached as Exhibit 3.2 are the amended Bylaws as adopted by the Board, with revision marks to show the changes; new text is underlined and deleted text is crossed out.
Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

3.2	Bylaws of Mistras Group, Inc. (Effective July 20, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: July 22, 2016	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
3.2	Bylaws of Mistras Group, Inc. (Effective July 20, 2016)